Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Third Amendment to Amended and Restated Credit Agreement (this “Third Amendment”) is made as of October 29, 2015, by and among:

PIER 1 IMPORTS (U.S.), INC., a Delaware corporation with its principal executive offices at 100 Pier 1 Place, Fort Worth, Texas 76102 (the “Borrower”);

The FACILITY GUARANTORS party hereto;

The LENDERS party hereto; AND

BANK OF AMERICA, N.A., a national banking association with offices at 100 Federal Street, Boston, Massachusetts 02110, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of the other Credit Parties;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, reference is made to that certain Amended and Restated Credit Agreement, dated as of April 4, 2011 (as amended, restated, supplemented or otherwise modified prior to the date hereof, and as amended hereby, the “Credit Agreement”), by and between, among others, (i) the Borrower, (ii) the Facility Guarantors party thereto, (iii) the Lenders party thereto, and (iv) Bank of America, N.A., as Administrative Agent and Collateral Agent;

WHEREAS, the Borrower has requested that the Agents and the Lenders agree to amend the Credit Agreement to make certain changes on the terms set forth herein;

WHEREAS, the Agents and the Lenders are willing to agree to the requests of the Borrower, in each case on the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.	Defined Terms. Unless otherwise defined herein, capitalized terms used in this Third Amendment shall have the respective meanings assigned to such terms in the Credit Agreement.

2.	Amendments to the Credit Agreement. The definition of “Change in Control” is hereby amended by deleting clause (b) of the definition which reads as follows:

(b) occupation of a majority of the seats for more than thirty (30) days (other than vacant seats) on the board of directors (or other body exercising similar management authority) of the Parent by Persons who were neither (i) nominated by the board of directors of the Parent nor (ii) appointed by directors so nominated; or

and replacing such provision with the following:

(b)	reserved; or

3.	Ratification of Loan Documents. Except as otherwise expressly provided herein, all terms and conditions of the Credit Agreement, the Guarantee and the other Loan Documents remain in full force and effect. Each of the Facility Guarantors hereby acknowledges, confirms and agrees that the Guaranteed Obligations (as defined in the Guarantee) include, without limitation, all Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, as such Obligations have been amended pursuant to this Third Amendment. The Loan Parties hereby acknowledge, confirm and agree that the Security Documents and any and all Collateral previously pledged (except to the extent expressly released prior to the date hereof) to the Collateral Agent, for the benefit of the Credit Parties, pursuant thereto, shall continue to secure all applicable Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, as such Obligations have been amended pursuant to this Third Amendment.

4.	Representations and Warranties.

(a)	The transactions contemplated hereby are within each Loan Party’s corporate powers and have been duly authorized by all necessary corporate, membership, partnership or other necessary action. This Third Amendment has been duly executed and delivered by each Loan Party that is a party hereto and this Third Amendment and the other Loan Documents constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)	The transactions to be entered into and contemplated by this Third Amendment (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for such as have been obtained or made and are in full force and effect and except filings and recordings necessary to perfect Liens created under the Loan Documents, (b) will not violate any Applicable Law or the Charter Documents of any Loan Party, (c) will not violate or result in a default under any Material Contract, any indenture or any other agreement, instrument or other evidence of Material Indebtedness or other material instrument binding upon any Loan Party or its assets, or give rise to a right thereunder to require any payment to be made by any Loan Party, except to the extent that such violation or default would not reasonably be expected to result in a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party, except Liens created under the Loan Documents and, subject to the Intercreditor Agreement, Liens in favor of the Term Agent to secure the Loan Parties’ obligations under the Term Loan Documents.

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5.	Miscellaneous.

(a)	This Third Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Third Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all contemporaneous or previous agreements and understandings, oral or written, relating to the subject matter hereof. This Third Amendment shall become effective when it shall have been executed by the applicable Credit Parties and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page of this Third Amendment by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Third Amendment.

(b)	Any provision of this Third Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(c)	NOTICE OF INDEMNIFICATION: THE BORROWER AND FACILITY GUARANTORS HEREBY ACKNOWLEDGE AND AGREE THAT THE CREDIT AGREEMENT AND THE SECURITY DOCUMENTS CONTAIN CERTAIN INDEMNIFICATION PROVISIONS (INCLUDING, WITHOUT LIMITATION, THOSE CONTAINED IN SECTION 9.03 OF THE CREDIT AGREEMENT), WHICH IN CERTAIN CIRCUMSTANCES, COULD INCLUDE AN INDEMNIFICATION OF THE AGENTS AND THE CREDIT PARTIES FROM CLAIMS OR LOSSES ARISING AS A RESULT OF THE AGENTS’ AND THE CREDIT PARTIES’ OWN NEGLIGENCE OR ON ACCOUNT OF CLAIMS OF STRICT LIABILITY.

(d)	The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this Third Amendment and are not relying on any representations or warranties of the Agents or the Lenders or their counsel in entering into this Third Amendment.

(e)

THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK

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GENERAL OBLIGATIONS LAW; PROVIDED, HOWEVER, THAT IF ANY LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALID PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS IN COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have hereunto caused this Third Amendment to be executed and their seals to be hereto affixed as of the date first above written.

PIER 1 IMPORTS (U.S.), INC., as Borrower

By:	/s/ Jeffrey N. Boyer
Name:	Jeffrey N. Boyer
Title:	Executive V.P. and CFO

PIER 1 IMPORTS, INC., as a Facility Guarantor

By:	/s/ Jeffrey N. Boyer
Name:	Jeffrey N. Boyer
Title:	Executive V.P. and CFO

PIER 1 ASSETS, INC., as a Facility Guarantor

By:	/s/ Jeffrey N. Boyer
Name:	Jeffrey N. Boyer
Title:	Executive V.P. and CFO

PIER 1 LICENSING, INC., as a Facility Guarantor

By:	/s/ Jeffrey N. Boyer
Name:	Jeffrey N. Boyer
Title:	Executive V.P. and CFO

PIER 1 HOLDINGS, INC., as a Facility Guarantor

By:	/s/ Jeffrey N. Boyer
Name:	Jeffrey N. Boyer
Title:	Executive V.P. and CFO

Signature Page to Third Amendment to Amended and Restated Credit Agreement

PIER 1 SERVICES COMPANY, as a Facility Guarantor

By:	Pier 1 Holdings, Inc., Managing Trustee

By:	/s/ Jeffrey N. Boyer
Name:	Jeffrey N. Boyer
Title:	Executive V.P. and CFO

PIER 1 VALUE SERVICES, LLC, as a Facility Guarantor

By: Pier 1 Imports (U.S.), Inc., its sole member and manager

By:	/s/ Jeffrey N. Boyer
Name:	Jeffrey N. Boyer
Title:	Executive V.P. and CFO

Signature Page to Third Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent, as Collateral Agent, as Swingline Lender, and as Lender

By:	/s/ Andrew Cerussi
Name:	Andrew Cerussi
Title:	Director

Signature Page to Third Amendment to Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and Issuing Bank

By:	/s/ Emily Abrahamson
Name:	Emily Abrahamson
Title:	Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Candice Brooks
Name:	Candice Brooks
Title:	Authorized Officer

Signature Page to Third Amendment to Amended and Restated Credit Agreement

SUNTRUST BANK, as a Lender

By:	/s/ Virginia S. Singletary
Name:	Virginia S. Singletary
Title:	VP

Signature Page to Third Amendment to Amended and Restated Credit Agreement

REGIONS BANK, as a Lender

By:	/s/ Daniel Wells
Name:	Daniel Wells
Title:	Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Lisa Freeman
Name:	Lisa Freeman
Title:	SVP

Signature Page to Third Amendment to Amended and Restated Credit Agreement

COMPASS BANK, as a Lender

By:	/s/ Michael R Sheff
Name:	Michael R Sheff
Title:	SVP

Signature Page to Third Amendment to Amended and Restated Credit Agreement

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Dan Mascioli
Name:	Dan Mascioli
Title:	Attorney in Fact

By:	/s/ Michael Petersen
Name:	Michael Petersen
Title:	Attorney in Fact

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brian B. Myers
Name:	Brian B. Myers
Title:	SVP Corporate Banking

Signature Page to Third Amendment to Amended and Restated Credit Agreement